UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

NEW MOUNTAIN GUARDIAN III BDC, L.L.C.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2024

New Mountain Guardian III BDC, L.L.C.

(Exact name of Registrant as specified in its charter)

Delaware	000-56072	84-1918127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, 48th Floor, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 720-0300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

Preliminary Estimates of Results as of September 30, 2024

New Mountain Guardian III BDC, L.L.C. (the “Company”, “we” or “our”) is announcing preliminary estimates of its financial condition and results of operations as of and for the three months ended September 30, 2024, which are estimated as of October 21, 2024 and are set forth below.

We estimate that our net asset value per unit as of September 30, 2024 was between $7.45 per unit and $7.50 per unit.

We estimate that our adjusted net asset value(1) per unit as of September 30, 2024 was between $9.56 per unit and $9.61 per unit.

(in millions, expect per unit data)
(unaudited)
	3/31/2024	6/30/2024	9/30/2024 (Low)	9/30/2024 (High)
Members Capital/Net Asset Value (2)	$1,067.3	$919.8	$856.4	$861.2
Units (GAAP)	114.9	114.9	114.9	114.9
Unit Adjustment (3)	(5.2)	(14.9)	(5.2)	(5.2)
Adjusted Units (4)	109.7	94.8	89.6	89.6

Members Capital/Net Asset Value per Unit (GAAP) (5)	$9.29	$8.00	$7.45	$7.50

Members Capital/Net Asset Value per Unit (Adjusted) (1)(6)	$9.73	$9.70	$9.56	$9.61

(1) “Adjusted net asset value” is a non-GAAP financial measure. The Company believes that adjusted net asset value provides useful information to investors and management because it reflects the Company’s estimated net asset value per unit based on the fair value of the Company’s portfolio, exclusive of the impact of any return of capital during the applicable period. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. The above table provides a reconciliation of our estimates for net asset value to adjusted net asset value for the periods reflected.

(2) September 30, 2024 data is estimated.

(3) Unit adjustment calculated each period by the respective period's return of capital distributions divided by the prior quarter's ending net asset value per adjusted unit.

(4) Sum of each period's Units (GAAP) plus unit adjustment.

(5) Respective period's Members Capital/Net Asset Value divided by the Units (GAAP) amount.

(6) Respective period's Members Capital/Net Asset Value divided by the amount of Adjusted Units.

Declaration of Quarterly Distribution

On September 23, 2024, the Company’s board of directors declared a quarterly distribution of $0.217 per unit payable on October 18, 2024 to holders of record as of September 27, 2024.

The information disclosed under this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.

Forward-Looking Statements

Item 2.02 of this Form 8-K contains forward-looking statements with respect to the business and investments of the Company, including, but not limited to, the preliminary estimates of its financial information and results for the three months ended September 30, 2024, which are based on current information available to the Company as of the date hereof. The preliminary financial estimates furnished above are based on the Company management’s preliminary determinations and current expectations as of October 21, 2024, and such information is inherently uncertain. The preliminary financial estimates provided herein have been prepared by, and are the responsibility of, management. Neither Deloitte & Touche LLP, our independent registered public accounting firm, nor any other independent accountants have audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial data set forth above. Accordingly, Deloitte & Touche LLP does not express an opinion or any form of assurance with respect thereto and assumes no responsibility for, and disclaims any association with, this information.

The preliminary financial estimates may not align with the Company’s actual results of operations for the period, which will not be known until the Company completes its customary financial quarter-end closing, including the determination of the fair value of the Company’s portfolio investments, final adjustments and other developments that arise between now and the time that our financial results for the fiscal quarter ended September 30, 2024 are finalized. Actual results could differ materially from the current preliminary financial estimates based on adjustments made during the Company’s quarter-end closing and audit procedures, and the Company’s reported information in its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024 may differ from this information, and any such differences may be material. In addition, the information furnished above does not include all of the information regarding the Company’s financial condition and results of operations for the three months ended September 30, 2024 that may be important to readers. As a result, readers are cautioned not to place undue reliance on the information furnished in Item 2.02 and should view this information in the context of the Company’s full third quarter 2024 results when such results are disclosed by the Company in its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024. The information furnished in this Item 2.02 is based on our management’s current expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, such information.

Item 7.01	Regulation FD Disclosure.

The information contained in Item 2.02 of this Current Report on Form 8-K is incorporated by reference herein.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

Exhibit
Number	Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN GUARDIAN III BDC, L.L.C.

By:	/s/ Joseph W. Hartswell
Name:	Joseph W. Hartswell
Title:	Chief Compliance Officer and Corporate Secretary

Date:	October 21, 2024